Exhibit 99.1

PRESS RELEASE

MEDMEN REPORTS 55% YEAR-OVER-YEAR QUARTERLY REVENUE GROWTH
AND SECOND CONSECUTIVE QUARTER OF GROWTH IN BOTH REVENUE AND
RETAIL ADJUSTED EBITDA

Company Continues to Execute Against MedMen 2.0 Growth Plan, Fueled by Recent Capital
Infusion and Partnerships with Tilray and Serruya Private Equity

Q4 2021 Highlights

●	Fourth quarter revenue was $42.0 million, up 55.4% year-over-year and up 18.5% from the previous quarter

●	Subsequent to quarter end, Company announced transformative capital raise and restructuring of senior secured convertible note facility

LOS ANGELES (September 23, 2021) — MedMen Enterprises Inc. (“MedMen” or the “Company”) (CSE: MMEN) (OTCQX: MMNFF), a premier cannabis retailer with operations across the United States, today released its consolidated financial results for its fourth quarter of 2021 and for the fiscal year ended June 26, 2021. All financial information in this press release is reported in U.S. dollars, unless otherwise indicated.

“The past quarter was pivotal for MedMen, defined by increased sales and EBITDA profitability at our retail stores, as well as our cultivation and manufacturing facilities,” said Tom Lynch, Chairman and Chief Executive Officer of MedMen. “We set a new record for quarterly revenue at MedMen, driven by broad-based increases in traffic and frequency of transactions across nearly all of our retail locations. Strength in California accelerated during the quarter, with revenue up 24.4% sequentially. Additionally, our improved operating results have helped us shore up our balance sheet and attract strong partners in Tilray and Serruya. As previously announced, we amended the terms of our secured debt to extend the maturity to 2028, reduced restrictive covenants and eliminated cash debt service requirements. Additionally, we added $100.0 million of new capital subsequent to the end of the fourth quarter via private placement.”

Continued Lynch, “MedMen’s mission is to be the best-in-class cannabis retailer, and we are positioning ourselves to achieve this goal through focus, experience, improved financials and continuing to deliver the industry’s premier in-store experience. Over the next several quarters, we plan to both accelerate our growth and improve EBITDA profitability as we leverage our national brand recognition into opening new stores in Florida, California, Massachusetts, Arizona and Illinois.”

Fourth Quarter Financial Highlights:

●	Revenue [1]: Net revenue across MedMen's continuing operations in California, Nevada, Illinois, Arizona and Florida was $42.0 million for the fourth quarter, up 55.4% year-over-year and 18.5% sequentially, reflective of Arizona’s return to continuing operations.

●	Gross Margin Rate and Retail Gross Margin Rate [2]: Company-wide Gross Margin Rate was 46.9% in the fourth quarter, compared to 40.5% in the previous quarter, driven by the Company’s increased gross margin at its cultivation and manufacturing facilities. Retail Gross Margin Rate was 54.9% in the fourth quarter, compared to 55.6% in the previous quarter.

●	SG&A Expenses: General and administrative expenses were $33.5 million in the fourth quarter, a 13.7% decrease from the same period last year.

●	Corporate SG&A [2]: Corporate SG&A excluding store pre-opening costs totaled $12.1 million in the fourth quarter, a 9.7% increase from the previous quarter. The $12.1 million in the fourth quarter marks a 19.1% decrease from the same period last year.

●	Net Loss: Net loss was $46.2 million compared to a net loss of $9.7 million in the previous quarter, which prior quarter included a $32.7 million tax provision benefit.

●	Retail Adjusted EBITDA Margin Rate[2]: Retail Adjusted EBITDA Margin Rate from continuing operations was 22.0% for the fourth quarter.

Full Year 2021 Financial Highlights:

●	Revenue [1]: Net revenue across MedMen's continuing operations in California, Nevada, Illinois, Arizona and Florida was $145.1 million for fiscal year 2021, down 6.6% from the prior year, reflecting the impact of COVID-19, particularly during the first half of the fiscal year and in the Las Vegas and California markets.

●	Gross Margin Rate and Retail Gross Margin Rate[2]: Company-wide gross margin rate was 46.4% in fiscal year 2021 compared to 35.6% in the previous year, driven by a focus on retail optimization and improvements in supply chain, cultivation and manufacturing facilities. Retail gross margin rate was 54.7% for fiscal year 2021 compared to 49.6% in the previous year.

●	SG&A Expenses: General and administrative expenses totaled $125.7 million in fiscal 2021, a 38.2% decrease from the previous year.

●	Corporate SG&A [2]: Corporate SG&A excluding store pre-opening costs totaled $42.6 million in fiscal year 2021, a 52.0% decrease from the previous year total of $88.8 million.

●	Net Loss: Net loss was $157.6 million for fiscal year 2021 compared to a net loss of $526.5 million in the previous year, which prior year included an impairment charge of $246.7 million.

●	Retail Adjusted EBITDA Margin Rate[2]: Retail Adjusted EBITDA Margin Rate from continuing operations was 20.0% for fiscal year 2021.

(1)	The Company executed definitive investment agreements to complete a majority investment in New York, subject to regulatory approval. New York operations are classified as discontinued operations. Arizona was reclassified to continuing operations during the fourth quarter.

(2)	Retail Gross Margin Rate, Corporate SG&A and Retail Adjusted EBITDA Margin are non-GAAP financial measures as described below.

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Balance Sheet:

As of June 26, 2021, the Company had total assets of $472.5 million, including cash and cash equivalents of $11.9 million.

Capital Markets and Financing:

●	Equity Private Placements: During the fourth quarter, the Company raised $10.0 million in additional gross proceeds through a private placement transaction with an institutional investor. Subsequent to the quarter, on August 17, 2021 the Company announced that investors, led by Serruya Private Equity, purchased $100.0 million of units, which consisted of 416,666,640 Class B Subordinate Voting Shares of MedMen and five-year warrants to purchase 104,166,660 Shares at an exercise price of $0.288 per share. Proceeds from the private placement will allow MedMen to expand its operations in key markets such as California, Florida, Illinois, Arizona and Massachusetts, and identify and accelerate further growth opportunities across the United States.

●	Senior Secured Convertible Financing: Subsequent to the fourth quarter, on August 17, 2021, a newly formed limited partnership established by Tilray, Inc. and entities affiliated with Serruya Private Equity acquired a majority of the outstanding senior secured convertible notes (the “Notes”) and warrants of MedMen previously held by certain funds affiliated with Gotham Green Partners, LLC and other funds (collectively, “GGP”) pursuant to a senior secured convertible facility (the “Facility”). In connection with this transaction, the parties to the Facility extended the maturity date of the Notes to 2028, eliminated any cash interest payable and instead provided for paid-in-kind interest, eliminated certain repricing provisions that apply to the Notes and the warrants, eliminated and revised certain restrictive covenants and amended the minimum liquidity covenant, all of which provide MedMen the flexibility to execute on its growth priorities and explore additional strategic opportunities.

Operations by Market:

●	California: California revenue across 12 store locations totaled $25.2 million for the fourth quarter, a 24.4% sequential increase from third quarter.

●	Nevada: The Company’s three locations in Nevada saw accelerating results as tourism improved during the fourth quarter, driving a 44.1% sequential increase in fourth quarter revenue.

●	Florida: The Company’s five stores in Florida reported a 10.9% sequential revenue increase. Subsequent to the end of the quarter the Company opened an additional store in Orlando.

●	Illinois: The Company’s flagship store in Oak Park was the highest-revenue store in the Company’s national portfolio for fiscal year 2021. The Company’s second location in Morton Grove is expected to open in the spring of 2022.

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●	Massachusetts: The Company expects to open its Fenway Park store during the fiscal second quarter, subject to regulatory approval, and continues to progress towards opening its Newton location.

●	Arizona: The Talking Stick store reported a 16.9% sequential increase in sales to $2.5 million for the fourth quarter. Wholesale sales increased 97.9% year-over-year to $1.3 million.

●	New York: The Company previously announced a definitive investment agreement with Ascend Wellness Holdings (AWH) involving all four New York MedMen locations where, subject to regulatory approval, MedMen will no longer hold a controlling interest in its New York operations. Currently MedMen operates these four medical dispensaries in the state.

Non-GAAP Financial Information:

This press release includes certain non-GAAP financial measures as defined by the U.S. Securities and Exchange Commission (the “SEC”). Management believes that these non-GAAP financial measures assess the Company’s ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. These non-GAAP financial measures exclude certain material non-cash items and certain other adjustments the Company believes are not reflective of its ongoing operations and performance. Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision-making, for planning and forecasting purposes and to evaluate the Company’s financial performance. Management believes that these non-GAAP financial measures enhance investors’ understanding of the Company’s financial and operating performance from period to period and enable investors to evaluate the Company’s operating results and future prospects in the same manner as management. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are included in the financial schedules attached to this press release. This information should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.

Definitions

Retail Gross Margin (Non-GAAP): Retail Gross Margin (Non-GAAP) is reconciled to consolidated gross margin as follows: consolidated revenue less non-retail revenue reduced by consolidated cost of goods sold less non-retail cost of goods sold, divided by consolidated revenue less non-retail revenue.

Retail Gross Margin Rate (Non-GAAP): Retail Gross Margin (Non-GAAP) divided by Retail Revenue (Non-GAAP).

Retail Revenue (Non-GAAP): Consolidated revenue less non-retail revenue, such as wholesale revenue. These non-GAAP measures provide a standalone basis of the Company’s performance as a cannabis retailer in the U.S. considering the Company’s long-term viability is correlated with cash flows provided by or used in retail operations.

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Retail Adjusted EBITDA Margin from Continuing Operations (Non-GAAP): Retail Gross Margin (Non-GAAP) less direct store operating expenses, including rent, payroll, security, insurance, office supplies and payment processing fees, local cannabis and excise taxes, distribution expenses, and inventory adjustments. This non-GAAP measure provides a standalone basis of the Company’s performance as a cannabis retailer in the U.S. considering the Company’s long-term viability is correlated with cash flows provided by or used in retail operations.

Retail Adjusted EBITDA Margin Rate from Continuing Operations (Non-GAAP): Retail Adjusted EBITDA Margin (Non-GAAP) divided by Retail Revenue (Non-GAAP).

Corporate SG&A (Non-GAAP): Selling, general and administrative expenses related to the Company’s corporate functions. This non-GAAP measure represents scalable expenditures that are not directly correlated with the Company’s retail operations.

Webcast and Calling Information:

At 5:00 p.m. Eastern, MedMen will host a conference call and audio webcast with Chief Executive Officer, Tom Lynch, Chief Financial Officer, Reece Fulgham, and Chief Operating Officer, Tim Bossidy, to discuss the results in further detail.

A live audio webcast of the call will be available on the Events and Presentations section of MedMen’s website at: https://investors.medmen.com/events-and-presentations/default.aspx and will be archived for replay.

The call may also be accessed by calling in as follows:

Toll Free Dial-In Number: (844) 559-7829

International Dial-In Number: (647) 689-5387

Conference ID: 2626798

ABOUT MEDMEN:

MedMen is a cannabis retailer with flagship locations in California, Nevada, Arizona, Illinois and Florida. MedMen offers a robust selection of high-quality products, including MedMen-owned brands LuxLyte, and MedMen Red through its premium retail stores, proprietary delivery service, as well as curbside and in-store pick up. MedMen Buds, the Company’s loyalty program, provides exclusive access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier, and happier. Learn more about MedMen at www.medmen.com.

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Cautionary Note Regarding Forward-Looking Information and Statements

This press release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only MedMen’s beliefs and assumptions regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of MedMen’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “target of”, “objectives”, “plans”, “expects” or “does not expect”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. The forward-looking information and forward-looking statements contained herein may include, but are not limited to, statements regarding plans to accelerate growth and improve EBITDA profitability, expectations regarding the timing and results of the Company’s focus on retail operations, continued cost cutting efforts, and other considerations that could impact maintaining positive Adjusted EBITDA or achieving company-wide profitability.

This forward-looking information is based on certain assumptions made by management and other factors used by management in developing such information.

Although MedMen believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. Risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information and statements include, among others: uncertain and changing U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks and uncertainties related to the outbreak of COVID-19 and the impact it may have on the global economy and retail sector and regulations, particularly the cannabis retail sector in the states in which the Company operates and if there is any resurgence of the pandemic in the future, the ability to raise sufficient capital to advance the business of the Company and to fund planned operating and capital expenditures and acquisitions; achieving the anticipated results of the Company’s strategic plans; dependence in large part on the ability to obtain or renew government permits and licenses for its current and contemplated operations; the Company’s limited operating history; inability to effectively manage growth; increasing competition in the industry and those other risk factors discussed in the Company's reports filed with the SEC, and other continuous disclosure filings, all available under the Company’s profile on www.sedar.com and www.sec.gov. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and MedMen does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to MedMen or persons acting on its behalf are expressly qualified in its entirety by this notice.

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MEDMEN ENTERPRISES INC.

AUDITED CONSOLIDATED BALANCE SHEETS

AS OF JUNE 26, 2021 AND JUNE 27, 2020

(Amounts Expressed in United States Dollars)

	June 26,	June 27,
($ in Millions)	2021	2020
ASSETS

Cash and Cash Equivalents	$11.9	$9.6
Assets Held for Sale	49.0	70.6
Other Current Assets	35.8	38.8
Operating Lease Right-of-Use Assets	77.4	100.4
Property and Equipment, Net	137.8	166.0
Intangible Assets, Net	115.4	140.1
Goodwill	32.9	32.9
Other Non-Current Assets	12.3	16.0

TOTAL ASSETS	$472.5	$574.3

LIABILITIES, MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY

Liabilities Held for Sale	$33.0	$43.4
Other Current Liabilities	142.7	141.6
Other Non-Current Liabilities	50.0	46.1
Lease Liabilities, Current and Non-Current	138.5	184.7
Notes Payable, Current and Non-Current	191.1	169.0
Senior Secured Convertible Credit Facility	170.8	166.4

TOTAL LIABILITIES	726.1	751.2

TOTAL MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY	(253.6)	(176.9)

TOTAL LIABILITIES, MEZZANINE EQUITY AND SHAREHOLDERS’ EQUITY	$472.5	$574.3

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MEDMEN ENTERPRISES INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE MONTHS AND YEAR ENDED JUNE 26, 2021 AND JUNE 27, 2020

(Amounts Expressed in United States Dollars)

	Three Months Ended		Year Ended
	June 26,	June 27,	June 26,	June 27,
($ in Millions, except for Per Share and Share Amounts)	2021	2020	2021	2020

	(unaudited)	(unaudited)

Revenue	$42.0	$27.3	$145.1	$155.3
Cost of Goods Sold	22.3	16.3	77.8	99.9

Gross Profit	19.7	11.0	67.3	55.4

Expenses:
Selling, General and Administrative	33.5	38.8	125.7	203.4
Depreciation and Amortization	6.1	15.0	31.1	37.7
Other Operating Income (Expenses)	1.8	222.8	(21.9)	246.6

Total Expenses	41.4	276.6	134.9	487.7

Loss from Operations	(21.7)	(265.6)	(67.6)	(432.3)

Other Expense (Income):
Other Expense, net	10.0	0.9	40.0	31.8
Interest Expense	10.0	12.9	36.6	34.2
Interest Income	-	-	(0.6)	(0.8)

Total Other Expense	20.0	13.8	76.0	65.2

Loss from Continuing Operations Before Provision for Income Taxes	(41.7)	(279.4)	(143.6)	(497.5)
Provision for Income Tax (Expense) Benefit	0.3	(17.4)	(1.8)	40.9

Net Loss from Continuing Operations	(41.4)	(296.8)	(145.4)	(456.6)
Net Income (Loss) from Discontinued Operations, Net of Taxes	(4.8)	(21.0)	(12.2)	(69.9)

Net Loss	(46.2)	(317.8)	(157.6)	(526.5)

Net Income (Loss) Attributable to Non-Controlling Interest	(7.3)	(161.0)	(33.5)	(279.3)

Net Loss Attributable to Shareholders of MedMen Enterprises Inc.	$(38.9)	$(156.8)	$(124.1)	$(247.2)

Income (Loss) Per Share - Basic and Diluted:
From Continuing Operations Attributable to Shareholders of MedMen Enterprises Inc.	$(0.05)	$(0.39)	$(0.22)	$(0.66)

From Discontinued Operations Attributable to Shareholders of MedMen Enterprises Inc.	$(0.01)	$(0.06)	$(0.02)	$(0.26)

Weighted-Average Shares Outstanding - Basic and Diluted	677,278,189	352,737,255	530,980,011	270,418,842

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MEDMEN ENTERPRISES INC.

AUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

YEAR ENDED JUNE 26, 2021 AND JUNE 27, 2020

(Amounts Expressed in United States Dollars)

	Year Ended
	June 26,	June 27,
($ in Millions)	2021	2020

Net Cash Used in Operating Activities	$(59.7)	$(109.7)
Net Cash Provided by (Used in) Investing Activities	11.2	(19.3)
Net Cash Provided by Financing Activities	50.7	107.1

Net Decrease in Cash and Cash Equivalents	2.3	(21.9)
Cash Included in Assets Held for Sale	-	(0.7)
Cash and Cash Equivalents, Beginning of Period	9.6	32.2

Cash and Cash Equivalents, End of Period	$11.9	$9.6

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MEDMEN ENTERPRISES INC.

NON-GAAP RECONCILIATION

THREE MONTHS AND YEAR ENDED JUNE 26, 2021 AND JUNE 27, 2020

(Amounts Expressed in United States Dollars)

	Three Months Ended		Year Ended
	June 26,	June 27,	June 26,	June 27,
($ in Millions)	2021	2020	2021	2020

Net Loss	$(46.2)	$(317.8)	$(157.6)	$(526.5)

Less: Net Loss from Discontinued Operations, Net of Taxes	4.8	21.0	12.2	69.9
Add (Deduct) Impact of:
Net Interest and Other Financing Costs	9.9	12.9	35.9	33.5
Provision for Income Taxes	(0.3)	17.4	1.8	(40.9)
Amortization and Depreciation	18.7	17.2	58.6	45.3

Total Adjustments	28.3	47.5	96.3	37.9

EBITDA from Continuing Operations (Non-GAAP)	$(13.1)	$(249.3)	$(49.1)	$(418.7)

EBITDA from Continuing Operations (Non-GAAP)	$(13.1)	$(249.3)	$(49.1)	$(418.7)

Add (Deduct) Impact of:
Transaction Costs & Restructuring Costs	3.0	5.2	11.0	27.6
Share-Based Compensation	1.0	(0.4)	3.8	10.4
Other Non-Cash Operating Costs	(0.6)	221.8	(11.7)	268.0

Total Adjustments	$3.4	$226.6	$3.1	$306.0

Adjusted EBITDA from Continuing Operations (Non-GAAP)	$(9.7)	$(22.7)	$(46.0)	$(112.7)

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MEDMEN ENTERPRISES INC.

NON-GAAP RECONCILIATIONS

(Amounts Expressed in United States Dollars)

	Fiscal Quarter Ended		Fiscal Year Ended
	June 26,	March 27,	June 26,	June 27,
($ in Millions)	2021	2021	2021	2020

Consolidated Revenue from Continuing Operations	$42.0	$35.4	$145.1	$155.3
Less: Cultivation & Wholesale Revenue	(1.3)	(1.6)	(4.3)	(3.3)
Retail Revenue from Continuing Operations	$40.7	$33.8	$140.8	$152.0

Consolidated Cost of Goods Sold from Continuing Operations	$22.3	$21.1	$77.9	$99.9
Less: Cultivation & Wholesale Cost of Goods Sold	(3.9)	(6.1)	(14.9)	(22.9)
Retail Cost of Goods Sold from Continuing Operations	$18.4	$15.0	$63.0	$77.2

Retail Gross Margin (Non-GAAP)	$22.3	$18.8	$77.8	$74.8
Retail Gross Margin Rate (Non-GAAP)	55%	56%	55%	49%

	Fiscal Quarter Ended		Fiscal Year Ended
	June 26,	March 27,	June 26,	June 27,
($ in Millions)	2021	2021	2021	2020

Net Loss	$(46.2)	$(9.7)	$(157.6)	$(526.5)
Net (Income) Loss from Discontinued Operations, Net of Taxes	4.8	(6.9)	12.2	69.9
Provision for Income Tax (Benefit) Expense	(0.3)	(32.7)	1.8	(40.9)
Other Expense	20.0	22.7	76.0	65.2
Excluded Items	1.8	3.0	(21.9)	246.6
Loss from Operations Before Excluded Items	$(19.9)	$(23.6)	$(89.5)	$(185.7)

Non-Retail Gross Margin	(2.6)	(4.5)	(10.6)	(19.4)
Non-Retail Operating Expenses	(26.2)	(27.3)	(107.0)	(172.2)
Non-Retail EBITDA Margin	(28.8)	(31.8)	(117.6)	(191.6)

Retail Adjusted EBITDA Margin from Continuing Operations (Non-GAAP)	$8.9	$8.2	$28.1	$5.9
Retail Adjusted EBITDA Margin Rate (Non-GAAP)	22%	24%	20%	4%

Retail Adjusted EBITDA Margin from Discontinued Operations	0.7	0.3	1.1	(2.5)

Total Retail Adjusted EBITDA Margin (Non-GAAP)	$9.6	$8.5	$29.2	$3.4
Total Retail Adjusted EBITDA Margin Rate (Non-GAAP)	21%	22%	19%	22%

	Fiscal Quarter Ended		Fiscal Year Ended
	June 26,	March 27,	June 26,	June 27,
($ in Millions)	2021	2021	2021	2020

Payroll	$4.7	$3.5	$16.0	$35.6
General & Administrative	1.0	1.1	4.1	10.3
Insurance	0.3	0.7	2.4	5.3
Professional Fees	5.4	5.2	17.1	20.1
Rent	0.2	0.5	1.7	4.1
Other	0.5	-	1.3	13.4
Corporate SG&A	$12.1	$11.0	$42.6	$88.8

Add: Store Pre-Opening Costs	4.7	5.4	20.5	16.3
Corporate SG&A as a Component of Adjusted EBITDA from Continuing Operations (Non-GAAP)	$16.8	$16.4	$63.1	$105.1

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SOURCE: MedMen Enterprises

MEDIA CONTACT:

Lisa Weser, MedMen@trailblaze.co

INVESTOR RELATIONS CONTACT:

Morry Brown, investors@medmen.com

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